UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 11, 2026

Registrant, State or Other Jurisdiction of Incorporation or Organization
Commission file number	Address of Principal Executive Offices, Zip Code and Telephone Number	I.R.S. Employer Identification No.

1-31447	CenterPoint Energy, Inc.	74-0694415
(a Texas corporation)
1111 Louisiana

Houston	Texas	77002
(713)	207-1111

1-13265	CenterPoint Energy Resources Corp.	76-0511406
(a Delaware corporation)
1111 Louisiana

Houston	Texas	77002
(713)	207-1111

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Registrant	Title of each class	Trading Symbol(s)	Name of each exchange on which registered

CenterPoint Energy, Inc.	Common Stock, $0.01 par value	CNP	The New York Stock Exchange
NYSE Texas

CenterPoint Energy Resources Corp.	6.625% Senior Notes due 2037	n/a	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2).

Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01	Other Events

On February 11, 2026, CenterPoint Energy Resources Corp. (“CERC”), a wholly-owned subsidiary of CenterPoint Energy, Inc., commenced sending out notices of full prepayment relating to (i) $10,000,000 aggregate principal amount of its 4.25% Senior Notes, Series B, due June 5, 2043 (the “2043 Notes”) pursuant to a Note Purchase Agreement, dated as of May 27, 2022, by and among CERC and the purchasers party thereto (the “2043 Note Purchase Agreement”), (ii) $40,000,000 aggregate principal amount of its 4.36% Senior Notes, Series B, due December 15, 2045 (the “2045 Notes”) pursuant to a Note Purchase Agreement, dated as of May 27, 2022, by and among CERC and the purchasers party thereto (the “2045 Note Purchase Agreement”), (iii) $35,000,000 aggregate principal amount of its 5.99% Senior Notes, Series C, due November 30, 2041 (the “2041 Notes) pursuant to a Note Purchase Agreement, dated as of May 27, 2022, by and among CERC and the purchasers party thereto (the “2026 and 2041 Notes Purchase Agreement”), (iv) $60,000,000 aggregate principal amount of its 5.02% Senior Notes, Series B, due November 30, 2026 (the “2026 Notes”) pursuant to the 2026 and 2041 Notes Purchase Agreement and (v) $100,000,000 aggregate principal amount of its 5.00% Senior Notes due February 3, 2042 (together with the 2043 Notes, the 2045 Notes, the 2041 Notes and the 2026 Notes, the “Senior Notes”) pursuant to a Note Purchase Agreement, dated as of May 27, 2022, by and among CERC and the purchasers party thereto (together with the 2043 Note Purchase Agreement, the 2045 Note Purchase Agreement, and the 2026 and 2041 Notes Purchase Agreement, the “Note Purchase Agreements”). The Senior Notes are expected to be prepaid on March 27, 2026 at 100% of the principal amount plus accrued and unpaid interest and a Make-Whole Amount (as defined in the respective Note Purchase Agreements).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERPOINT ENERGY, INC.

Date: February 12, 2026	By:	/s/ Kristie L. Colvin
Kristie L. Colvin
Senior Vice President and Chief Accounting Officer

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CENTERPOINT ENERGY RESOURCES CORP.

Date: February 12, 2026	By:	/s/ Krisie L. Colvin
Kristie L. Colvin
Senior Vice President and Chief Accounting Officer